INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

CUSIP NO. 69911U 40 3

NUMBER

SHARES

PARAGON
COMMERCIAL CORPORATION

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON ASSESSABLE SHARES OF COMMMON STOCK PAR VALUE OF $0.008 EACH OF

PARAGON COMMERCIAL CORPORATION, transferable on the books of the corporation by the holder hereof, in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by an authorized representative of the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized Officers, certified with the seal of the Corporation.

Dated:

ROBERT C. HATLEY - PRESIDENT & CEO

CURTIS C. BREWER, III - SECRETARY

PARAGON COMMERCIAL CORPORATION
CORPORATE
Seal
NORTH CAROLINA
* * * *

Countersigned & Registered:

By ______
Authorized Signature - Direct Transfer
Morrisville, NC • (919) 481-4000

PARAGON
COMMERCIAL CORPORATION

Paragon Commercial Corporation will furnish in writing, without charge, to each stockholder who so requests, the designations, relative rights, preferences, limitations, or other special rights of each class of stock or series thereof of Paragon Commercial Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF TRAN MIN ACT—..........................Custodian.......................
(Cust) (Minor)
under Uniform Transfers to Minors Act
Act...
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____ shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.